UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011

WINNER MEDICAL GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34484	33-0215298
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
The People’s Republic of China
 (Address of principal executive offices, including zip code)

(86) 755 2813-8888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On February 28, 2011, Winner Medical Group (the “Company”) issued a press release announcing that it will be present at the following investment conferences in March 2011:

Rodman & Renshaw Annual China Investment Conference
Date:	Tuesday, March 8, 2011
Time	11:55 AM
Location:	Le Royal Meridien Shanghai Hotel in Shanghai, China

Cowen Health Care Conference
Date:	Monday, March 7, 2011
Time:	10:00 AM
Location:	The Boston Marriott Copley Place, Boston, MA

ROTH 23nd Annual OC Growth Stock Conference
Date:	Tuesday, March 15, 2011
Time:	12:00 PM
Location:	The Ritz-Carlton Laguna Niguel, CA

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(d)         Exhibits

Exhibit No	Description
99.1	Press Release of Winner Medical Group Inc., dated February 28, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: February 28, 2011	By:	/s/ Jianquan Li
Jianquan Li
President and Chief Executive Officer

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